SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT (the "Agreement") is made as of the 2nd day of March, 1999, by and among MICHAEL GARDNER (a/k/a Mike Gardner and referred to herein as "Gardner"), BAYTREE CAPITAL ASSOCIATES LLP, which offices at 40 Wall Street, New York, New York ("Baytree Capital"), WALL STREET TRADING GROUP, with offices in San Francisco, California ("Wall Street"), BRUCE K. DORFMAN ("Dorfman"), NETTAXI INC., with offices at 2165 S. Bascom Avenue, Campbell, California 95008 (Nettaxi"), ROBERT A. ROSITANO, JR. ("Robert Rositano") and DEAN ROSITANO ("Dean Rositano") (the foregoing collectively referred to as the "Parties").

     WHEREAS, a document dated November 5, 1998 headed "RE: Consulting Agreement Nettaxi Online Communications" was executed by Gardner on November 5, 1998 (with Gardner acting on behalf of Baytree Capital Associates LLP) and by Dorfman on November 9, 1998 with Dorfman acting on behalf of Wall Street.

     WHEREAS, Dorfman has asserted certain claims against Gardner and initiated an arbitration proceeding on behalf of Wall Street with JAMS/ENDISPUTE, Inc.

     WHEREAS, Dorfman and Wall Street have also asserted certain claims against Nettaxi, Robert Rositano and Dean Rositano.

     WHEREAS, without any admission of liability, the Parties are desirous of settling their disputes and resolving all claims, terminating the arbitration and releasing all claims that one or more of the Parties may have against any of the other Parties.

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     NOW,  THEREFORE,  in consideration of the mutual promises herein contained, the  Parties  agree  as  follows:

     1.     Payment  by  Baytree  to Wall Street.  Baytree will immediately upon
            ------------------------------------
the receipt of a fully-executed original of this agreement deposit in the Escrow Account of its attorneys Camhy Karlinsky & Stein LLP the sum of $65,000.00 with instructions to Camhy Karlinsky & Stein LLP as escrow to pay such amount to Wall Street immediately upon receipt by Camhy Karlinsky & Stein LLP of executed general releases of Gardner, Baytree, Nettaxi, Robert Rositano and Dean Rositano and an executed stipulation of discontinuance of the arbitration proceeding commenced by Wall Street with JAMS/ENDISPUTE each executed by Wall Street and Dorfman.

     2.     Issuance  of Option by Nettaxi.  Nettaxi shall authorize and prepare
            ------------------------------
a stock option, to expire March 5, 2001, entitling Wall Street to purchase 125,000 shares of Nettaxi at $8.00 per share, a certified resolution of the board of directors of Nettaxi granting the stock option, and an acknowledgment of the transfer agent of Nettaxi acknowledging the existence of the stock option. Said option, board resolution and transfer agent acknowledgment shall be delivered to Camhy Karlinsky & Stein LLP with instructions to exchange said option, board resolution, and transfer agent acknowledgment for original general releases from Wall Street and Dorfman releasing Nettaxi, Robert Rositano and Dean Rositano.

     3.     General  Releases.
            -----------------
          a. Wall Street and Dorfman will execute and deliver general releases in the form annexed hereto of Gardner, Baytree, Nettaxi, Robert Rositano and Dean Rositano.
          b. Gardner and Baytree will execute and deliver general releases of Wall Street and Dorfman in the form annexed hereto.
          c. Nettaxi, Robert Rositano and Dean Rositano will execute general releases of Dorfman and Wall Street in the form annexed hereto.
          d. All general releases provided pursuant to this section shall expressly state that the parties waive the benefits of California Civil Code 1542.

     Immediately upon the exchange of the payment to Wall Street provided for in paragraph 1 above, and the releases provided for in paragraph 3 above, Dorfman, Wall Street and Gardner will file such documents and take such other steps as may be necessary to terminate the arbitration proceeding with JAMS/ENDISPUTE.

     4.     Amendments  and  Modifications.   This Agreement contains the entire
            ------------------------------
agreement of the Parties with respect to the subject matter hereof and may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the Party against whom enforcement of such amendment, waiver, change, modification, consent or discharge is sought.

     5.     Further  Actions.  At  any  time  and  from time to time, each party
            ----------------
agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement, including, but not limited to, the stock purchase options, the releases, and the stipulation of discontinuance, and including but not limited to a certificate from a duly-authorized officer of each Party attesting to the due authority and the office held by each signatory to this Agreement.

     6.     Counterparts.  This  Agreement  may  be executed by facsimile and in
            ------------
two or more counterparts, all of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.     Section  and  Other  Headings.  The  headings  contained  in  this
            -----------------------------
Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     8.     Joint  Preparation  and  Representation  by  Counsel.  The  Parties
            ----------------------------------------------------
acknowledge that this Agreement was prepared by them jointly, and that each party was represented by counsel in connection therewith. No presumption shall arise from this Agreement against the drafter of any particular provision hereof.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first stated above.
                              WALL  STREET  TRADING  GROUP

                              By:
                                   Name:
                                   Title:


STATE  OF          )
                   )  ss.:
COUNTY  OF         )

     Personally came before me this _____ day of March 1999, the above named , on behalf of Wall Street Trading Group, to me known to be the person who executed the foregoing Settlement Agreement.


                                   Notary  Public


                              BAYTREE  CAPITAL  ASSOCIATES,  LLP



                              By:
                                   Name:
                                   Title:


STATE  OF          )
                   )  ss.:
COUNTY  OF         )

     Personally came before me this _____ day of March 1999, the above named , on behalf of Baytree Capital Associates, LLP, to me known to be the person who executed the foregoing Settlement Agreement.


                                   Notary  Public

                              NETTAXI,  INC.

                              By:      /S/Robert  A.  Rositano  Jr.
                                          -------------------------
                                   Name:  Robert  A.  Rositano  Jr.
                                   Title:  CEO


STATE  OF          )
                   )  ss.:
COUNTY  OF         )


     Personally  came  before  me  this  4th  day of March 1999, the above named
Robert A. Rositano, Jr., on behalf of Nettaxi, Inc., to me known to be the person who executed the foregoing Settlement Agreement.


                                   Notary  Public



                                   BRUCE  K.  DORFMAN


STATE  OF          )
                   )  ss.:
COUNTY  OF         )


     Personally came before me this _____ day of March 1999, the above named , on behalf of Baytree Capital Associates, LLP, to me known to be the person who executed the foregoing Settlement Agreement.


                                   Notary  Public

                                   MICHAEL  GARDNER


STATE  OF          )
                   )  ss.:
COUNTY  OF         )

     Personally came before me this _____ day of March 1999, the above named Michael Gardner, to me known to be the person who executed the foregoing Settlement Agreement.


                                   Notary  Public



                                      /S/ Robert  A.  Rositano  Jr.
                                          -------------------------
                                          Robert  A.  Rositano  Jr.

STATE  OF          )
                   )  ss.:
COUNTY  OF         )

     Personally came before me this _____ day of March 1999, the above named Robert A. Rositano, Jr. to me known to be the person who executed the foregoing Settlement Agreement.


                                   Notary  Public

                                   DEAN  ROSITANO


STATE  OF          )
                   )  ss.:
COUNTY  OF         )

     Personally came before me this _____ day of March 1999, the above named Dean Rositano, to me known to be the person who executed the foregoing Settlement Agreement.


                                   Notary  Public



ESCROW  ACCEPTED:

Camhy,  Karlinsky  &  Stein  LLP

By: /S/ G. Oliver  Koppel
        -----------------
        G. Oliver  Koppel
          under Section 1542 of the California Civil Code, which provides as follows:

"A general release of claims does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of execution of the release, which if known by him must have affected his settlement with the debtor."


DATED:  March          ,  1999               DATED:  March          ,  1999

                              NETTAXI,  INC.


                              By: /S/ ROBERT  ROSITANO

ROBERT  ROSITANO

DATED:  March          ,  1999




DEAN  ROSITANO

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